2009 EEI Financial Conference
Patrick J. Goodman
Senior Vice President and Chief Financial Officer

Forward-Looking Statements
This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-
looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,”
“plan,” “forecast” and similar terms. These statements are based upon MidAmerican Energy Holdings Company’s (“MEHC”)
and its subsidiaries’ (collectively, the “Company”) current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the Company’s control and could cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. These factors include, among others:

 – general economic, political and business conditions in the jurisdictions in which the Company’s facilities operate;

 – changes in governmental, legislative or regulatory requirements affecting the Company or the electric or gas utility, pipeline or power generation industries;
 – changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital costs, reduce plant output or delay plant construction;

 – the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;

 – changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or the Company’s ability to obtain long-term contracts with customers;

 – a high degree of variance between actual and forecasted load and prices that could impact the hedging strategy and costs to balance electricity and load supply;

 – changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;

 – the financial condition and creditworthiness of the Company’s significant customers and suppliers;

 – changes in business strategy or development plans;

 – availability, terms and deployment of capital, including severe reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank
 Offered Rate, the base interest rate for MEHC’s and its subsidiaries’ credit facilities;

Forward-Looking Statements
 – changes in MEHC’s and its subsidiaries’ credit ratings;
 – performance of the Company’s generating facilities, including unscheduled outages or repairs;
 – risks relating to nuclear generation;
 – the impact of derivative instruments used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in the commodity prices, interest rates and other conditions that affect the value of derivative instruments;
 – the impact of increases in healthcare costs and changes in interest rates, mortality, morbidity, investment performance and legislation on pension and other postretirement benefits expense and funding requirements;
 – changes in the residential real estate brokerage and mortgage industries that could affect brokerage transaction levels;
 – unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generating facilities and infrastructure additions;
 – the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
 – the Company’s ability to successfully integrate future acquired operations into its business;
 – other risks or unforeseen events, including litigation, wars, the effects of terrorism, embargoes and other catastrophic events; and
 – other business or investment considerations that may be disclosed from time to time in MEHC’s filings with the
 United States Securities and Exchange Commission (the “SEC”) or in other publicly disseminated written documents.
Further details of the potential risks and uncertainties affecting the Company are described in MEHC’s filings with the SEC.
The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

MidAmerican Energy Holdings
Company Energy Assets
• $42 billion of assets as of
 June 30, 2009

• $11.8 billion of revenue(1)

• 7 million electric and
 natural gas customers
 worldwide

• Nearly 17,000 miles of
 interstate natural gas
 pipeline with
 approximately 7.0 bcf
 capacity

• Approximately 18,000
 megawatts(2) of owned
 generation

• Approximately 23 percent
 of this generation is
 renewable or noncarbon

___________________________
(1) $11.8 billion of revenue for the twelve
 months ended June 30, 2009

(2) Net owned megawatts in operation and
 under construction as of June 30, 2009

Corporate Strategy
• Own and operate a portfolio of high quality utility businesses
 – Focus on operational efficiency, cost control and customer service
 – Cooperative approach with regulators and customers
 – Pursue internal capital investment opportunities to expand regulated asset base
• Maintain prudent financial and risk management policies
 – Committed to improve holding company and subsidiary credit profile
 – Stable and highly diversified asset base
• Grow and diversify through a disciplined acquisition strategy
 – Target additional energy assets
 – Focus on long-term risk-adjusted cash flow returns
 – Continue to utilize ring-fencing approach
 – Capitalize on access to long-term capital from Berkshire Hathaway
 – Continue track record of proven integration capabilities and improving financial performance
MidAmerican’s Strategy Has Delivered Outstanding Results

MidAmerican Competitive Advantage
• Diversified portfolio of regulated assets
 – Weather, customer, regulatory, generation, economic and catastrophic risk diversity
• Berkshire Hathaway provides MidAmerican with a $3.5 billion equity commitment
 – Access to capital even in times of utility and general market stress
 • No other utility has this quality of explicit financial support
• No dividend requirement
 – Cash flow is retained in the business and used to help fund growth and improve credit metrics
• Berkshire Hathaway ownership
 – Access to capital from Berkshire Hathaway allows us to take advantage of market opportunities
 – Berkshire Hathaway is a long-term holder of assets, and its owner for life philosophy promotes stability and helps make MidAmerican the buyer of choice among regulators

Constellation Energy
Termination Fee
Cash in Lieu of Shares
Repayment of 14% Note
Proceeds on Sale of Shares
 Total Proceeds
Initial Investment in Constellation Energy
 8% Series A Preferred Stock
 Net Proceeds
Cash Flows from Operating Activities Impact
Cash Flows from Investing Activities Impact
Net Income Attributable to MEHC Impact
$  175
418
-
-
 593
$  -
-
1,000
536
 1,536
-
$ 1,536
$  175
418
1,000
536
2,129
$ 1,129
Proceeds ($ millions)
2008
2009
Total
(1,000)
$ (407)
(1,000)
$ 175
$ 128
$ 303
$ 646
$ 418
$ 1,000
$ 668
$ (582)
$ 22

Growth in Shareholders’ Equity
• Termination of the Constellation Energy transaction and sale of stock added more than $668 million to MEHC shareholders’ equity
• BYD investment of $232 million in July 2009 is valued at more than $1.8 billion as of September 30, 2009
• Despite the difficult economic environment, MEHC shareholders’ equity has grown from $9.3 billion at December 31, 2007, to $11 billion as of
 June 30, 2009
 – BYD after-tax gain will be reflected in September 30, 2009, results

PacifiCorp
Calif.
Nev.
Ariz.
Utah
Wyo.
Ore.
Wash.
Mont.
Colo.
Idaho
Pacific Power Service Territory
Coal Plants
Natural Gas Plants
Wind Projects
Coal Mines
Geothermal and Other
Hydro Systems
Rocky Mountain Power Service
Territory
___________________________
(1) Net owned megawatts in operation and under construction as of
 June 30, 2009
• Headquartered in Portland, Oregon
• 6,568 employees
• 1.7 million electricity customers in six western
 states
• 10,595 megawatts(1) of owned generation
 capacity
• Generating capacity by fuel type
  06/30/09(1) 03/31/06
 – Coal   58% 72%
 – Natural gas  21% 13%
 – Hydro    11% 14%
 – Wind and geothermal        10% 1%

PacifiCorp - Business Update
Regulatory
• Active regulatory agenda including rate cases, power cost adjustment mechanisms and renewable adjustment clauses
 – Completed in 2009
 – Power cost adjustment mechanism approved in Idaho effective July 1, 2009
 – Utah general rate case completed - $45.0 million annual revenue increase effective May 8, 2009
 – Oregon renewable cost recovery - $30.8 million effective January 21, 2009
 – Oregon Senate Bill 408 tax surcharge - $20.1 million effective June 1, 2009
 – Oregon transition adjustment mechanism - $9.2 million effective January 1, 2009
 – Wyoming general rate case - $18.0 million annual revenue increase effective May 24, 2009
 – Wyoming power cost adjustment mechanism settlement - $7.0 million effective April 1, 2009
 – Idaho general rate case - $4.4 million annual revenue increase effective April 18, 2009
 – Pending
 – Power cost adjustment mechanism requested in Utah
 – Oregon rate case and transition adjustment mechanism settlement - $50.0 million annual increase for general rates and power costs; settlement filed and order pending
 – Oregon Senate Bill 408 tax surcharge - $45.1 million filed October 15, 2009
 – Washington rate case settlement - $13.5 million base rate increase and $18.0 million Chehalis deferral; new rates expected to be effective January 1, 2010
 – Utah general rate case - $66.9 million annual increase requested June 23, 2009; new rates expected to be effective February 18, 2010
 – Wyoming general rate case - $70.9 million annual increase requested October 2, 2009; new rates expected to be effective August 1, 2010

PacifiCorp - Regulatory Environment
Utah
• Integrated resource planning
• As part of RFP process, regulatory approval of investment prudence may be obtained prior to construction/acquisition
• Rates effective no later than eight months after filed date
• Regulators have accepted use of forecast test periods
• Regulators are required to allow utility to use single issue rate case or deferred accounting for major plant additions (>1% of rate base)
• Regulators may approve power cost recovery mechanisms - PacifiCorp filed an application in 2009 for approval of a mechanism
Oregon
• Integrated resource planning
• Rate case test periods are based on forecast data
• 10-month time limit on consideration of proposed rate increase
• Regulators authorized to approve power cost recovery mechanisms
• Annual update to forecast power costs outside of general rate case; i.e. transition adjustment mechanism
• Annual renewable resource cost recovery outside of general rate case with deferral of cost of renewable resources that come on-line between annual proceedings
Washington
• Integrated resource planning
• Rate case test periods are based on historical data with known and measurable adjustments
• 11-month time limit on consideration of proposed rate increase
• Regulators authorized to approve power cost recovery mechanisms
• Commission required to allow deferral of costs related to eligible base-load and renewable generation resources between rate cases for future recovery

PacifiCorp - Regulatory Environment
Idaho
• Integrated resource planning
• Rates effective no later than seven months after filed date
• Rate case test periods based on historic data with known and measurable adjustments
• Ability to use single issue rate cases for significant new investment when filed within approximately six months of prior rate change
• PacifiCorp application for power cost adjustment mechanism approved; effective July 1, 2009, with annual true-up to actual costs
• New legislation implemented that allows pre-construction regulatory approval and binding rate-making principles (as in Iowa)
Wyoming
• 10-month time period on consideration of proposed rate increase
• Rate case test periods may be historical with known and measurable adjustments or forecasted data based on each case circumstance
• Power cost adjustment mechanism in place with annual true-up
California
• Rate case test periods are based on forecast data
• Three-year rate case cycle with adjustment mechanisms
– Dollar-for-dollar recovery of power costs and annual update to forecast power costs
– Annual inflation-based adjustment mechanism
– Single-item filings provide for recovery of costs of capital additions in excess of $50 million total company

PacifiCorp - Business Update
• Retail load for the six-month period ended June 30, 2009, was 25,313 gigawatt hours, a 4.8% decrease versus the first six months of 2008
• 377 megawatts of new wind generation to be added in 2009-2010
 – Total owned wind generation capacity projected to be 1,033 megawatts by year-end 2010
 – Total wind capacity under long-term contract is projected to be 682 megawatts by year-end 2010
• Populus-to-Terminal segment of Energy Gateway Transmission Expansion
 Project under construction
 – Expected to be in-service during 2010
 – $905 million project on budget

MidAmerican Energy
Iowa
Ill.
Kan.
Neb.
S.D.
Wis.
Minn.
Mo.
___________________________
(1) Net owned megawatts in operation as of June 30, 2009
• Headquartered in Des Moines, Iowa
• 3,565 employees
• 1.4 million electric and natural gas customers in
 four Midwestern states
• 6,443 net megawatts generation capacity(1)
• Generating capacity by fuel type
  06/30/09(1) 12/31/00
 – Coal   52% 70%
 – Natural gas      20% 19%
 – Wind                                                               20%                0%
 – Nuclear and other              8%              11%

MidAmerican Energy - Business Update
• Retail load for the six-month period ended June 30, 2009, was 9,889 gigawatt hours, a 3.5% decrease versus the first six months of 2008
• On September 1, 2009, MidAmerican Energy Company became a transmission-
 owning member of MISO
• Update on environmental capital expenditures
 – Walter Scott, Jr. Energy Center Unit 3 scrubber in-service May 2009
 – 1,679 megawatts of coal generation in-service with scrubbers
• Regulatory approval pending for up to 1,001 megawatts (nameplate ratings) of additional wind development in Iowa for potential construction through 2012
• Continue to receive high J.D. Power and Associates customer satisfaction ratings for gas and electric service

Business Overview
 • 15,200 miles of natural gas pipeline
 • 5.3 Bcf per day of market area design
 capacity, plus 2.0 Bcf per day field
 area capacity
 • 73 Bcf firm storage capacity
 • 78% of 2008 revenue based on
 demand charges
Major Accomplishments
 • Northern Lights project — growth in
 market-area transportation business
   2007  400,000 Dth/day
   2008  100,000 Dth/day
   2009/2010 150,000 Dth/day
 • Firm gas storage expansions
   2006 — 6 Bcf
   2008 — 8 Bcf
Northern Natural Gas
Minn.
Wis.
Iowa
S.D.
Neb.
Kan.
Okla.
Texas

Business Overview
 • 1,700 miles of natural gas pipeline
 • 1.8 million Dth/day of natural gas to
 markets in Utah, Nevada and California
 • 65% of 2008 revenue based on demand
 charges
Major Accomplishments
 • Received FERC approval for 2010
    Expansion for 145,000 Dth/day,
    in-service anticipated December 31, 2009
 • Anticipate FERC approval in December
 2010 for Apex expansion for 266,000
 Dth/day
Kern River
Calif.
Nev.
Ariz.
Utah
Wyo.

Business Overview
 • 3.8 million end-users in northeast England
 • 57,000 miles of distribution lines
 • 72% of 2008 distribution revenue from
 residential and commercial customers
  2008 Distribution Revenue (£ millions)
Accomplishments
 • Continuing negotiations with Ofgem in
 preparation for next price control period; final
 proposals expected in December 2009
 • Improvement in customer service standards
 continues
 • Excellent safety performance in each of the last
 five years
 • Financial performance remains stable despite
 economic climate
CE Electric UK
Northern Electric service territory
Yorkshire Electricity service territory

Financial Results

A2/A-/A
Regulated Gas and
Electric Utility
Independent
Electric Power
Producer
A2/A/A
Regulated Gas
Transmission
A3/A-/A-
Regulated Gas
Transmission
Real Estate
Brokerage
Baa1/BBB+/BBB+
Holding Company
A2/A/A-(2)
Regulated Electric
Utility
Aa2(1)/AAA/AA+(1)
A3/A-/A
U.K. Regulated
Electric
Distribution
A3/A-/A
U.K. Regulated
Electric
Distribution
“Forever is our holding period” - Berkshire ownership philosophy
___________________________
(1) Moody’s and Fitch ratings for Berkshire Hathaway Inc.
  are Issuer Ratings
(2) PacifiCorp ratings are Senior Secured
Organizational Structure

MEHC Growth Summary
Net Income Attributable to MEHC
MEHC Shareholders’ Equity
Property, Plant and Equipment (Net)
Cash Flows From Operations
CAGR = 18.1%
CAGR = 16.1%
CAGR = 28.2%
CAGR = 19.6%
(1) $646m and $668m after-tax gains are related to the termination fee and profit from investment in
 Constellation Energy; CAGR calculation excludes this amount
(2) $2,587m and $3,077m cash flows from operations include $175 and $303 for 2008 and LTM 6/30/09, respectively, related to the termination fee and profit from investment in Constellation Energy; CAGR calculation excludes this amount

Business Information ($ millions)

Business Information ($ millions)

Business Information ($ millions)

Business Information ($ millions)

Business Information ($ millions)

Business Information ($ millions)

Business Information ($ millions)

Capitalization ($ millions)
• As of June 30, 2009, approximately 96% of total debt was fixed rate debt
• As of June 30, 2009, long-term debt had a weighted average life of approximately
 16.6 years and a weighted average interest rate of approximately 6.0%